                                 EXHIBIT 10.1


                          LOAN AND SECURITY AGREEMENT


This Agreement is made as of June 29, 1999, by and between Symphonix Devices, Inc., a Delaware corporation (the "Lender"), with its principal office at 2331 Zanker Rd., San Jose, California 95131, and Harry S. Robbins (the "Borrower").

In consideration of the mutual agreements contained herein and as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto expressly agree as follows:

1.  Amount and Terms of the Loans.

       1.1 Subject to the terms and conditions set forth in this Agreement, the Lender shall make loans to the Borrower in the amounts and on the dates as follows (each of the amounts loaned by the Lender to the Borrower hereunder which remains outstanding from time to time, means the "Loan"; and each of the dates of the Loan means the "Closing").

               (a) - Two Hundred Fifty Thousand Dollars ($250,000) on the date of this Agreement.

               (b) - Twenty sand Dollars ($20,000) per month for the twelve-month period beginning on July 1, 1999 for a total of Two Hundred Forty Thousand Dollars ($240,000) .

               (c) - Forty Thousand Dollars ($40,000) per month for the twelve-month period beginning on July 1, 2000 for a total of Four Hundred and Eighty Thousand Dollars ($480,000).

       1.2 Each Loan shall be evidenced by, and be payable in accordance with the terms of a promissory note issued by the Borrower to the Lender in the form attached as Exhibit A hereto (the "Note").
            ---------

2.  Creation of a Security Interest.

       2.1  Grant of Security Interest.  As security for payment of the
            --------------------------
Obligations of the Borrower to the Lender (as defined below) when and as due, the Borrower hereby grants the Lender a continuing security interest in and to, and a lien upon, the collateral described in Section 2.2 below (the "Collateral"), and agrees that the Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which the Lender may have by law. The security interest granted hereby shall be and remain a first and prior security interest in all of the Collateral. For the purposes of this Agreement, "Obligations" means all indebtedness and liabilities of the Borrower to the Lender under this Agreement and each Note (including any extensions, modifications or renewals thereof), direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising, including without limitation principal, interest, costs, fees and expenses (including attorneys' fees) incurred by the Lender in connection with protecting, preserving and enforcing its rights with respect to the Collateral.

       2.2  Collateral.  The Collateral that is subject to the security interest
            ----------
created hereby consists of all of the Borrower's right, title and interest in and to:

               (a) One Million Twenty Five Thousand Five Hundred Eighty Two (1,025,582) shares of the Common Stock of Symphonix Devices, Inc, a Delaware Corporation (the "Pledged Shares"); and

               (b) the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.

3.  Representations and Warranties of the Borrower.  The Borrower represents and
    ----------------------------------------------
warrants to the Lender as follows:

       3.1  Compliance.  This Agreement and the Note are legal, valid, binding
            ----------
and enforceable obligations of the Borrower, and provide the Lender with rights and remedies including, without limitation, all rights and remedies offered by the California Uniform Commercial Code to holders of secured interests.

       3.2  No Violation.  The execution and delivery of this Agreement and the
            ------------
Note and the performance by the Borrower of their terms do not violate, conflict with result in a breach of: (i) any judgment, order or decree of any court or arbitrator to which the Borrower is a party; (ii) any contract, undertaking, indenture or other agreement or instrument by which the Borrower is now bound or to which he is now a party; or (iii) any law governing the Borrower, including without limitation, the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lender's security interest in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, Uniform Commercial Code shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment and for purposes of definitions relating to such provisions (the "California Uniform Commercial Code").

       3.3  Ownership and Validity.  The Borrower holds good and marketable
            ----------------------
title to the Collateral, free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement. The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Borrower shall defend The Lender's rights in the Collateral against the claims and demands of all other persons.

       3.4  Litigation.  The Borrower is not subject to any judgment, order,
            ----------
injunction, decree or other restraint of any court or arbitrator. No litigation, arbitration or governmental investigation or proceeding shall be pending or, to the best knowledge of the Borrower, threatened, against the Borrower and adversely affecting the business or operation of the Borrower.

       3.5  Consent and Notice.  No consent of any other person or entity and no
            ------------------
authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by the Borrower of the Collateral pursuant to this

Agreement or for the execution, delivery or performance of this Agreement by the Borrower, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest), or (iii) for the exercise by the Lender of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with any disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally).

4.  Representation and Warranty of the Lender.  The Lender represents and
    -----------------------------------------
warrants to the Borrower that this Agreement and each Note are a legal, valid, binding and enforceable obligation of the Lender, subject to the satisfaction on the Closing of each of the following conditions precedent, any of which may be waived in whole or in part by the Lender:

       4.1 The representations and warranties made by the Borrower in this Agreement shall be true and correct when made, and shall be true and correct on the Closing with the same force and effect as if they had been made on and as of the same date.

       4.2 All documents and instruments incident to the transaction contemplated shall be reasonably satisfactory in substance and form to the Lender and its counsel, and the Lender and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

       4.3 No Event of Default, as defined in section 8 below, has occurred, and nor such event, to the best knowledge of the Borrower, shall occur.
4.4 The original certificates evidencing the Collateral shall have been delivered to the Lender.

5.  Covenants of the Borrower.

       5.1  The Loan.  The Borrower covenants and agrees to repay the Loan in
            --------
accordance with the terms of this Agreement and the Note. No portion of the Loan will be used for any purpose contrary to the public interest, including but not limited to activities which are in violation of law.

       5.2  Delivery of Collateral.  Upon or immediately prior to the execution
            ----------------------
of the Loan, all certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Lender pursuant to this Agreement and must be in suitable form for transfer by delivery, or must be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender. In addition, the Lender has the right at any time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

       5.3  Attorney-in-fact.  The Borrower hereby appoints the Lender as the
            ----------------
Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Borrower under Section 9), including, without limitation, to receive, indorse and collect all instruments made payable to the Borrower representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

       5.4  Transactions Involving Collateral.
            ---------------------------------

               (a) The Borrower shall not sell, offer to sell, or otherwise transfer, convey or dispose of the Collateral without the consent of the Lender.

               (b) Beginning July 1, 2000, and on the first day of each quarterly period thereafter until the principal and accrued interest balance of each Loan is paid in full, the Borrower will be permitted to sell, subject to the restrictions on such sales imposed by the federal and state securities laws, the number of Pledged Shares equal in value to $250,000 on the date of such sale. Upon receipt, the Borrower shall immediately deliver all such proceeds to the Lender which proceeds will be applied in satisfaction of the principal and accrued interest due under the Note.

               (c) Upon payment or satisfaction of all amounts due under the Note, any remaining Collateral will be returned to the Borrower and the restriction imposed pursuant to Section 5.4(a) above shall terminate.

       5.5  Taxes, Assessments and Liens.  The Borrower will pay when due all
            ----------------------------
taxes, assessments and liens upon the Collateral. The Borrower may withhold any such payment or may elect to contest any lien if the Borrower is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as the Lender's interest in the Collateral is not jeopardized in the Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, the Borrower shall deposit with the Lender cash, a sufficient corporate surety bond or other security satisfactory to The Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest the Borrower shall defend itself and the Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. The Borrower shall name the Lender as an additional obligee under any surety bond furnished in the contest proceedings.

6.  Covenant of Lender.  The Lender covenants that, subject to the approval of
    ------------------
its Board of Directors, the Lender will consider the forgiveness of any accrued interest under the Note upon or prior to maturity.

7.  Expenditures by the Lender.  If not discharged or paid when due, the Lender
    --------------------------
may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by the Borrower under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. The Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by the Lender for such purposes will then bear interest at the rate provided under the Notes from the date incurred or paid by the Lender to the date of repayment by the Borrower. All such expenses shall become a part of the Obligations and, at the Lender's option, will be payable on demand. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which the Lender may be entitled upon the occurrence of an Event of Default, as set forth in Section 7 below.

8.  Events of Default.  Each of the following shall constitute an Event of
    -----------------
Default under this Agreement:

       8.1  Default on Note.  Failure of the Borrower to make payment when due
            ---------------
on the Note.

       8.2  Other Defaults.  Failure of the Borrower to comply with or to
            --------------
perform any other term, obligation, covenant or condition contained in this Agreement, in the Note or in any other agreement between the Lender and the Borrower.

       8.3  Defective Collateralization.  This Agreement ceases to be in full
            ---------------------------
force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

       8.4  Cessation; Insolvency.  Insolvency of the Borrower; appointment of
            ---------------------
a receiver, liquidator, assignee, trustee, or other similar official, for any part of the Borrower's property; any assignment for the benefit of creditors; admission by the Borrower of his inability to pay his debts as they become due; the commencement by or against the Borrower of any bankruptcy, insolvency, reorganization, liquidation, winding-up, composition, dissolution or similar relief proceeding, under any state or federal stature, law or regulation, present or future; or, taking of action by the Borrower in furtherance of any such action, within judicial proceeding or as a transaction.

       8.5  Creditor Proceedings.  Commencement of foreclosure, whether by
            --------------------
judicial proceeding, self-help, repossession or any other method, by any creditor of the Borrower against the Collateral.

9.  Rights and Remedies on Default.  Upon the occurrence of an Event of Default
    ------------------------------
the Lender shall have all and any of the rights of a secured party under the California Uniform Commercial Code, in addition to all other rights and remedies which include, without limitation, the following:

       9.1  Accelerate Obligations.  The Lender may declare the Obligations
            ----------------------
immediately due and payable, without notice or demand of any kind or nature.

       9.2  Sell the Collateral.  The Lender shall have full power to sell,
            -------------------
transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of the Borrower or take any and all actions permitted under the California Uniform Commercial Code or other applicable law. Each purchaser at any sale of the Collateral shall hold the property sold absolutely free from any claim or right on the part of the Borrower, and the Borrower hereby waives, to the extent permitted by law, any right which it may have to demand a hearing or other judicial or administrative proceeding prior to the enforcement by the Lender of any of its rights or remedies hereunder. The Lender may sell the Collateral in its entirety or in separate units (as the Lender may determine in its sole and absolute discretion).

       9.3  Non-recourse.  In the event that the Lender shall exercise its
            ------------
rights or remedies under this Section 9, the Borrower shall not be liable for the difference between the amounts realized by the

Lender in connection with its exercise of remedies hereunder and the aggregate amount due under the Note.

       9.4   Costs.  The Borrower shall pay all costs and expenses incurred by
             -----
the Lender in the preservation, realization, enforcement or exercise of any of the Lender's rights under this Agreement. Such costs include, without limitation, the expenses of retaking, holding, and settling the Collateral; all court costs and such additional fees as may be directed by the court; and attorneys' fees and legal expenses, whether or not there is a lawsuit, including bankruptcy proceedings, efforts to modify or vacate any automatic stay or injunction, appeals, and any anticipated post-judgment collection services. Such costs shall become a part of the Obligations secured by this Agreement and shall be payable promptly upon demand.

       9.5   Power of Attorney.  The Borrower hereby appoints the Lender as his
             -----------------
true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (i) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (ii) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of the Borrower, to execute and deliver its release and settlement for the claim; and (iii) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of the Borrower, or otherwise, which in the discretion of the Lender may seem to be necessary or advisable. This power is given as security for the Obligations, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by the Lender.

       9.6   Cumulative Remedies.  All of the Lender's rights and remedies,
             -------------------
whether evidenced by this Agreement or the Note or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by the Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of the Borrower under this Agreement, after the Borrower's failure to perform, shall not affect the Lender's right to declare a default and to exercise its remedies.

10. Voting and Dividend Rights.

       10.1  No Event of Default.  So long as no Event of Default or event
             -------------------
which, with the giving of notice or the lapse of time, or both, would become an Event of Default has occurred and is continuing:

             (a) The Borrower is entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.

             (b) The Borrower will be entitled to receive and retain any and all dividends paid in respect of the Collateral, provided, however, that any and all:

                    (i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, and Collateral,

                    (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                    (iii) cash paid, payable or otherwise, distributed in redemption of, or in exchange for, any Collateral, is and must be delivered immediately to the Lender to hold as, Pledged Collateral and will, if received by the Borrower, be received in trust for the benefit of the Lender, be segregated from the other property or funds of the Borrower, and be delivered immediately to the Lender as Collateral in the same form as so received (with any necessary endorsement or assignment).

             (c) The Lender shall execute and deliver (or cause to be executed and delivered) to the Borrower all such proxies and other instruments as the Borrower may reasonably request for the purpose of enabling the Borrower to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

       10.2  Event of Default.  Upon the occurrence and during the continuance
             ----------------
of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

             (a) All rights of the Borrower (x) to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise will, upon notice to the Borrower by the Lender, cease and
(y) to receive the dividend payments which he would otherwise be authorized to receive and retain will automatically cease, and all such rights will thereupon become vested in the Lender who will thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights, and will receive and hold as Collateral such dividends.

             (b) All dividends which are received by the Borrower contrary to the provisions of this Section 10.2 will be received in trust for the benefit of the Lender, must be segregated from other funds of the Borrower and must be paid over immediately to the Lender as Collateral in the same form as so received (with any necessary endorsement).

11.          Continuing Security Interest.  This Agreement creates a
             ----------------------------
continuing security interest in the Collateral and will (i) remain in full force and effect until the payment in full of the Obligations and all other amounts payable under this Agreement, (ii) be binding upon the Borrower, his successors, heirs and assigns, and (iii) inure, together with the rights and remedies of the Borrower hereunder, to the benefit of, and be enforceable by, the successors, transferees and assigns of the Lender. Upon the payment in full of the Obligations and all other amounts payable under this Agreement, the security interest granted hereby will terminate and all rights to the Collateral will revert to the Borrower. Upon any such termination, the Lender will, at the Borrower's expense, return to the Borrower such of the Collateral that has not been sold or otherwise applied or released pursuant to the terms of this Agreement and execute and deliver to the Borrower such documents as the Borrower may reasonably request to evidence such termination.

12. Miscellaneous.

       12.1  Amendments and Waivers.  Neither this Agreement nor any provisions
             ----------------------
hereof may be changed, waived, amended, discharged or terminated, unless in a writing signed by the party or parties sought to be charged or bound by such alteration. The Borrower may delay exercising, or omit to exercise, any right or remedy under this Agreement without waiving that or any past, present or future right or remedy.

       12.2  Governing Law.  This Agreement and its performance shall be
             -------------
governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, without regard to conflict of law principles.

       12.3  Survival.  The representations, warranties, covenants and
             --------
agreements made herein shall survive any investigation made by the Lender and the Closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Borrower pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Borrower hereunder as of the date of such certificate or instrument.

       12.4  Successors.  Subject to the limitations set forth above on the
             ----------
transfer of the Collateral, this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their legal representatives, successors, assigns, executors and administrators.

       12.5  Entire Agreement.  This Agreement (including the exhibit attached
             ----------------
hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties as to the matters hereof and thereof.

       12.6  Notices.  All notices and other communications required or
             -------
permitted hereunder shall be in writing and effective upon the earlier of: actual receipt (including by telecopy or by electronic mail), or upon deposit in overnight delivery service or U.S. mail, in which event notice may be mailed by first-class, certified or registered, postage prepaid, addressed to the party's address as set forth at the beginning of this Agreement, or at such other address as the party shall have furnished the other party -in writing, specifying that the purpose of the notice is to change the party's address. For notice purposes, the Borrower agrees to keep the Lender informed at all times of the Borrower's current address(es).

       12.7  Severability.  If any provision of this Agreement or any Note shall
             ------------
be judicially determined to be invalid, illegal or unenforceable as to any person or circumstance, the validity, legality and enforceability of the remaining provisions and as to other persons or circumstances, shall not in any way be affected or impaired thereby.

       12.8  Attorneys' Fees; Expenses.  The Borrower and the Lender shall each
             -------------------------
bear their own expenses incurred with respect to this transaction, subject to the terms of this Agreement.

       12.9   Caption Headings.  Caption headings in this Agreement are for
              ----------------
convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

       12.10  Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                                    LENDER:

                                    SYMPHONIX DEVICES, INC.

                                    By: /s/ Alfred G. Merriweather
                                        ----------------------------------------



                                    BORROWER:


                                    By: /s/ Harry S. Robbins
                                        ----------------------------------------
                                            Harry S. Robbins

                     NON-RECOURSE SECURED PROMISSORY NOTE


                                                            San Jose, California
$970,000                                                           June 29, 1999

1.  Principal and Interest.

       1.1 FOR VALUE RECEIVED, Harry Robbins (the "Borrower"), hereby promises to pay to the order of SYMPHONIX DEVICES, INC., a Delaware Corporation with its principal office at 2331 Zanker Rd., San Jose, California 95131 (the "Lender"), in lawful money of the United States and at the above address of the Lender, the principal amount of Nine Hundred Seventy Thousand Dollars ($970,000) or such lesser amount as may be outstanding hereunder from time to time (the "Loan Amount"), together with interest at the rate set forth below. Subject to the terms and conditions of this Agreement, Borrower may borrow, according to the schedule set forth in the Loan and Security Agreement dated June 29, 1999 (the "Loan and Security Agreement"), an amount up to the Loan Amount. The Borrower's repayment of the Loan Amount shall be recorded as set forth below.

       1.2 Interest shall accrue on any outstanding Loan Amount at the adjusted federal mid-term rate in effect on the date of this Note compounded annually.

2.  Payments.
    --------

       2.1 The date and amount of each loan made by Lender to Borrower and each payment made on account of the principal thereof or interest thereon, shall be recorded by Lender on its books and endorsed by Lender on the schedule attached hereto or any continuation thereof. The aggregate Loan Amount outstanding hereunder, including any accrued but unpaid interest thereon, shall be due and payable in full on the fifth anniversary hereof (the "Maturity Date").

       2.2 Beginning on July 1, 2000 and once during each subsequent three month period, subject to the restrictions imposed by federal and state securities laws, the Borrower may sell the number shares of Common Stock of Symphonix Devices, Inc. owned by Borrower and held by the Lender as collateral for the Loan Amount that would result in receipt by the Borrower of net proceeds of $250,000 (a "Sale"). The Borrower must use the net proceeds of any Sale as necessary to repay the Loan Amount and all accrued interest.

       2.3 Any other provision of this Note to the contrary notwithstanding, the Borrower shall make each payment of interest on and principal of the Loan and fees and other payments due under this Note to the Lender at its address set forth in the beginning of this Note.

       2.4 All payments hereunder shall be applied first to any fees, expenses or other amounts incurred by and due to the Lender in accordance with this Note and the Loan and Security Agreement, including without limitation the expenses incurred by the Lender in connection with any sale of the Collateral, next to any accrued and unpaid interest, and last to the outstanding principal amount of the Loan.

       2.5 The principal of and accrued interest on this Note is due and payable on the Maturity Date. The Borrower may prepay the Note at any time without penalty.

3.  Security. This Note is issued pursuant to the Loan and Security Agreement,
    --------
and is secured by the Collateral and the terms described therein. The Lender shall be entitled to all rights and benefits with respect to the Collateral set forth in the Loan and Security Agreement.

4.  Event of Default.  Upon the occurrence of any Event of default specified in
    ----------------
the Loan and Security Agreement, all indebtedness then and thereafter owing under or in connection with this Note may be declared by the Lender to be immediately due and payable, and the Lender shall have any and all rights and remedies provided by the Loan and Security Agreement or otherwise by any law or agreement as a consequence of such Event of Default. In the event that the Lender exercises its rights or remedies under the Loan and Security Agreement in the Event of Default, Borrower shall not be liable for the difference between the amounts realized by the Lender in connection with its exercise of such rights and the aggregate balance due under this Note.

5.  Attorneys Fees.  Should the Lender bring suit to enforce, interpret or
    --------------
collect any part of this Note in bankruptcy, receiver-ship or other judicial proceedings, or if this Note is placed in the hands of attorneys for collection after default, the Borrower agrees to pay the Lender, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Lender.

6.  Obligation unconditional; assignment.  No reference herein to the Loan and
    ------------------------------------
Security Agreement and no provision of this Note shall alter, impair or render conditional the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and the interest on this Note at the place, at the respective times, and in the currency herein prescribed. The Borrower may not assign its rights or duties under this Note.

7.  Notices.  Any notice, other communication or payment required or permitted
    -------
hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or four (4) days after deposit if deposited in the U.S. mail for mailing by certified mail, postage prepaid, and addressed to the addressee at its address set forth in the Agreement. Any addressee may change its address for purposes of this paragraph by giving to the other addressee notice of such new address in conformance with this paragraph.

8.  Borrower's Waiver.  To the extent allowed by the law, the  Borrower hereby
    -----------------
waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan and Security Agreement.

9.  Amendment and Waivers.  The observance of any term of this Note may be
    ---------------------
waived only by a writing signed by the party to be bound thereby. The waiver by the Lender of any default or breach default in hereof shall not be deemed to constitute a waiver of any other such default or any succeeding breach or default. No delay on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or any other right.

10. Jurisdiction.  This Note is being delivered in and shall be construed and
    ------------
forced in accordance with the laws of the State of California, without regard to the conflicts of laws provisions thereof. The Borrower hereby agrees that any suit or claim arising out of or based upon this Note shall be brought in the United States District Court for the Northern District of California, or the Superior or the Municipal Court in and for the County Santa Clara, California. In addition to the foregoing jurisdiction, the Lender, at its sole option, may commence any such suit in any jurisdiction in which the Borrower has a principal business office or in which any of the Collateral is located.


                                    LENDER:

                                    SYMPHONIX DEVICES, INC.


                                    By: /s/ Alfred G. Merriweather
                                        ----------------------------------------



                                    BORROWER:


                                    By: /s/ Harry S. Robbins
                                        ----------------------------------------
                                            Harry S. Robbins

                               SCHEDULE OF LOANS

This Schedule evidences Loans made pursuant to the terms set forth in the Loan and Security Agreement and the Note, on the dates and in the principal amounts set forth below, subject to the payments of principal and interest set forth below:

 Date of      Principal      Principal                    Unpaid
 Loan or      Amount of       Amount       Interest      Principal      Unpaid      Notation
 Payment        Loan           Paid          Paid         Amount       Interest     Made by
------------------------------------------------------------------------------------------------